Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   John C. Meng    , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2001.

/s/ J. C. Meng
John C. Meng

Exhibit (24)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That I,   William F. Protz, Jr.    , hereby constitute and appoint Larry L. Weyers, Ralph G. Baeten and Barth J. Wolf, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of WPS Resources Corporation (this "Corporation") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to public offerings of debt securities or Common Stock to be issued by this Corporation, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of such debt securities and Common Stock under the Securities Act of 1933, as amended.

    I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

    IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2001.

/s/ Wm. F. Protz
William F. Protz, Jr.